Exhibit 10.4

THIS INSTRUMENT AND ALL THE OBLIGATIONS, RIGHTS, TERMS AND PROVISIONS HEREUNDER, ARE SUBORDINATED PURSUANT TO, AND SUBJECT IN ALL RESPECTS TO, THE TERMS AND PROVISIONS OF THE AGREEMENT OF SUBORDINATION DATED AS OF AUGUST 28, 2017 AMONG A-MARK PRECIOUS METALS, INC., EACH SUBORDINATE CREDITOR PARTY THERETO AND COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, AS AGENT, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.
GUARANTY
THIS GUARANTY, is entered into as of August 28, 2017, by A-Mark Precious Metals, Inc., (the “Parent Guarantor”), in favor of the Lenders (as defined in the Credit Agreement referred to below) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Guaranty”).

RECITALS
WHEREAS, the Lenders have made a term loan (the “Loan”) to Goldline Acquisition Corp. (the “Borrower”), pursuant to the Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement) among the Borrower and the Lenders.
WHEREAS, the Parent Guarantor, being the direct parent of the Borrower, acknowledges and agrees that the Parent Guarantor has received and will receive direct and indirect benefits from the extension of the Loan made to the Borrower.
WHEREAS, the Parent Guarantor wishes to grant the Lenders guaranty and assurance of the payment and performance by the Borrower of all of its present and future Obligations pursuant to the Credit Agreement as set forth herein.
Accordingly, the parties hereto hereby agrees as follows:
1.Guaranty.
(a)    The Parent Guarantor hereby unconditionally and irrevocably guarantees to the Lenders the full and punctual payment by the Borrower, when due, whether at the stated due date, by acceleration or otherwise, of all Obligations of the Borrower, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent now or hereafter existing or owing to the Lenders (collectively, the “Guaranteed Obligations”). This Guaranty is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same has been satisfied. This Guaranty is in no way conditioned upon any attempt to collect from the Borrower or upon any other event or contingency, and shall be binding upon and enforceable against the Parent Guarantor without regard to the validity or enforceability of any document, instrument or agreement evidencing or governing the Obligations or any other agreement or instrument executed in connection therewith or contemplated thereby. If for any reason the Borrower shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations (including, without limitation, amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), the Parent Guarantor will forthwith pay the same, in cash to the Lenders. As used herein “Obligations” shall mean all obligations, liabilities and indebtedness of the Borrower to the Lenders under the Credit Agreement and any documents relating thereto, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, the Loan and the payment and performance of all other obligations, liabilities, and indebtedness of the Borrower to the Lenders under the Credit Documents to which the Borrower is a party, including without limitation all fees, costs, expenses and indemnity obligations thereunder.
(b)    In the event the Credit Agreement or any other Credit Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Borrower or any of their properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, the Parent Guarantor’s obligations hereunder shall continue to the same extent as if such Credit Document had not been so rejected.
(c)    The Parent Guarantor agrees to pay all reasonable costs, expenses (including, without limitation, reasonable and documented attorneys’ fees and disbursements of one counsel to the Lenders) and damages incurred in connection with the enforcement of the Guaranteed Obligations of the Borrower to the extent that such costs, expenses and damages are not paid by the Borrower pursuant to the Credit Documents.
(d)    The Parent Guarantor further agrees that if any payment made by the Borrower or the Parent Guarantor to the Lenders on any Guaranteed Obligation is rescinded, recovered from or repaid by the Lenders, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower or Parent Guarantor, this Guaranty shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligation regardless of, and, without giving effect to, any discharge or release of the Parent Guarantor’s obligations hereunder granted by the Lenders after the date hereof.
2.    Guaranty Continuing, Absolute, Unconditional.
(a)    The obligations of the Parent Guarantor hereunder shall be continuing, absolute, unlimited and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Parent Guarantor may have against the Lenders or the Borrower or any other person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not the Parent Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense.
3.    Waivers. The Parent Guarantor unconditionally and irrevocably waives, to the fullest extent permitted by applicable law: (a) notice of any of the matters referred to in Section 2; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Parent Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Guaranteed Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under the Credit Documents; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of the Credit Documents, including, without limitation, diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default by the Borrower under the Credit Documents; (f) the occurrence of every other condition precedent to which the Parent Guarantor or the Borrower may otherwise be entitled; (g) the right to require the Lenders to proceed against the Borrower or any other person liable on the Guaranteed Obligations, or to pursue any other remedy in the Lenders’ power whatsoever; (h) the right to have the property of the Borrower first applied to the discharge of the Guaranteed Obligations and (i) until such time that all Guaranteed Obligations have been indefeasibly paid in full, any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Parent Guarantor to the rights of the Lenders) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by the Parent Guarantor under or in connection with this Guaranty or otherwise. The Lenders may exercise any right or remedy it may have against the Borrower without affecting or impairing in any way the liability of the Parent Guarantor hereunder and the Parent Guarantor waives, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Parent Guarantor against the Borrower, whether resulting from such election by the Lenders or otherwise. The Parent Guarantor waives any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of the Borrower to the Lenders for the Guaranteed Obligations. The Parent Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and agrees that the Lenders shall not have any duty to advise the Parent Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. The Parent Guarantor acknowledges that the Lenders have not made any representations to the Parent Guarantor concerning the financial condition of the Borrower.
4.    Representations and Warranties. Parent Guarantor represents and warrants on the date hereof that, (a) Parent Guarantor is a corporation organized under the laws of the State of Delaware and is duly organized, validly existing, and is in good standing under the laws of the jurisdiction of its organization, and (b) the execution, delivery and performance by Parent Guarantor of this Guaranty has been duly authorized by Parent Guarantor, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of Parent Guarantor’s organizational documents, (ii) any agreement or other instrument which may be binding upon Parent Guarantor, or (iii) any law or governmental regulation or court decree or order applicable to it or its properties, except where such conflict, violation or event of default would not reasonably be expected to result in a Material Adverse Effect.
5.    Security. The Guaranteed Obligations are secured by the Collateral as set forth in the Security Agreement.
6.    Parties. This Guaranty shall inure to the benefit of the Lenders and their respective heirs, successors and permitted assigns or transferees as provided in the Credit Agreement, and shall be binding upon the Parent Guarantor and its successors and assigns. Parent Guarantor may not delegate any of the Parent Guarantor’s duties under this Guaranty without the prior written consent of the Majority Lenders.
7.    Notices. Any notice shall be given in the manner, to the addresses and with the effect set forth in Section 7.01 of the Credit Agreement.
8.    Right to Deal with the Borrower. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Parent Guarantor hereunder, the Lenders may deal with the Borrower in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant the Borrower, without notice or demand and without affecting the Parent Guarantor’s liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under any Credit Document or any other document evidencing Obligations of the Borrower to the Lenders, or to waive any obligation of the Borrower to perform, any act or acts as the Lenders may reasonably deem advisable.
9.    GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATED TO OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE RELATIONSHIP OF THE PARTIES HERETO AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST THE PARENT GUARANTOR AND RELATED TO OR IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT THE PARTIES HERETO ARE NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO AGREE (I) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (II) NOT TO ASSERT ANY COUNTERCLAIM, IN ANY SUCH SUIT, ACTION OR PROCEEDING UNLESS SUCH COUNTERCLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION. THE PARTIES HERETO AGREE THAT SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTY OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE PARTIES HERETO IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
10.    Miscellaneous.
(a)     If any term of this Guaranty or any application hereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby.
(b)    Any term of this Guaranty may be amended, waived, discharged or terminated only by an instrument in writing signed by the Parent Guarantor and the Majority Lenders.
(c)    No notice to or demand on the Parent Guarantor shall be deemed to be a waiver of the obligations of the Parent Guarantor or of the right of the Lenders to take further action without notice or demand as provided in this Guaranty. No course of dealing between the Parent Guarantor and the Lenders shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of the Parent Guarantor hereunder. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by the Majority Lenders and if so given shall only be effective in the specific instance in which given.
(d)     The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.
(e)    No delay or omission by the Lenders in the exercise of any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.
(f)    This Guaranty embodies the entire agreement and understanding among Parent Guarantor and the Lenders with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Each of the parties hereto acknowledges and agrees that there is no oral agreement with respect to the subject matter hereof among Parent Guarantor and the Lenders which has not been incorporated in this Guaranty.
(g)    This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other means of electronic transmission shall be effective as delivery of a manually executed counterpart of this Guaranty.
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IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the day and year first above written.
PARENT GUARANTOR:

A-MARK PRECIOUS METALS, INC.

By: /s/ Gregory N. Roberts_______________
Name: Gregory N. Roberts
Title: Chief Executive Officer